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                                                   [CHEMICAL COMPOUND STRUCTURE]


----------------                                       STEROIDOGENESIS INHIBITORS                                   ----------------
    NUMBER                                                 INTERNATIONAL                                                 SHARES
     3738                                INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
----------------                        25,000,000 SHARES COMMON STOCK AUTHORIZED, $.001 PAR VALUE                  ----------------

                                                                                                                       -----------
                                                                                                                 CUSIP 859820 10 2
This                                                                                                                   -----------
certifies                                                                                                          SEE REVERSE FOR
that                                                                                                             CERTAIN DEFINITIONS



is the owner of

                                      FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF


                                              STEROIDOGENESIS INHIBITORS INTERNATIONAL



 transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent. WITNESS the facsimile seal of the Corporation and the signature of its duly authorized officers.


                                                                                COUNTERSIGNED

                                                                                PACIFIC STOCK TRANSFER COMPANY
                                                                                P.O. Box 93385
                                                                                Las Vegas, NV 89193

                                                                                By _____________________________
                                                                                      AUTHORIZED SIGNATURE



DATED



     /s/ Alfred Sapse                                          [SEAL]                                    /s/ Janet Greeson
     ----------------------                                                                              ----------------------
        PRESIDENT                                                                                             SECRETARY


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